UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2010

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 326-5807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 26, 2010, Regions Financial Corporation (the “Company”) issued and sold $250,000,000 of 4.875% Senior Notes due 2013 (the “2013 Senior Notes”) and $500,000,000 of 5.75% Senior Notes due 2015 (the “2015 Senior Notes” and, collectively with the 2013 Senior Notes, the “Notes”). The Notes were sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) among the Company and the underwriters listed on Schedule I thereto, dated April 21, 2010. The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-165056) filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2010, as supplemented by the final prospectus supplement filed with the SEC on April 22, 2010. The Company received $740,405,000 in proceeds, before expenses, from the sale of the Notes. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The terms of the 2013 Senior Notes are governed by a senior debt securities indenture, dated as of August 8, 2005 (the “Indenture”), as amended and supplemented by a fourth supplemental indenture, dated April 26, 2010, between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The terms of the 2015 Senior Notes are governed by the Indenture, as amended and supplemented by a fifth supplemental indenture, dated April 26, 2010, between the Company and the Trustee. The fourth and fifth supplemental indentures, which include the form of 2013 Senior Notes and 2015 Senior Notes, are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement for the 4.875% Senior Notes due 2013 and the 5.75% Senior Notes due 2015, dated April 21, 2010, between Regions Financial Corporation and the underwriters listed in Schedule I thereto.

4.1	Fourth Supplemental Indenture, dated April 26, 2010, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.2	Fifth Supplemental Indenture, dated April 26, 2010, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of 4.875% Senior Notes due 2013 (included in Exhibit 4.1)

4.4	Form of 5.75% Senior Notes due 2015 (included in Exhibit 4.2)

5.1	Opinion of Sullivan & Cromwell LLP

8.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Senior Executive Vice
President, General Counsel
and Corporate Secretary

Date: April 26, 2010